UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

One Stop Systems, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2235 Enterprise Street #110

Escondido, CA 92029

ONE STOP SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of One Stop Systems, Inc. (the “Company”) will be held on Wednesday, May 15, 2024, at 11:00 a.m., Pacific Daylight time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS, where you will be able to vote electronically and submit questions. To attend, you must register at any time in advance of the Annual Meeting at www.proxydocs.com/OSS. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email. The purposes of the Annual Meeting are as follows:

1.
To elect seven directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal;
2.
The ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.
To approve an amendment to our 2017 Equity Incentive Plan, as amended to date (the “2017 Plan”), to increase in the number of shares of the Company’s common stock authorized for issuance thereunder from 3,000,000 shares to 5,000,000 shares, pursuant to the terms and conditions of the 2017 Plan;
4.
To approve, on a non-binding advisory basis, the compensation of our named executive officers;
5.
To approve, on a non-binding advisory basis, the frequency of holding an advisory vote to approve the compensation of our named executive officers;
6.
To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of the foregoing proposals; and
7.
To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

These proposals are more fully described in the proxy statement accompanying this Notice. Our board of directors has fixed the close of business on March 22, 2024, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on March 22, 2024, will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices, located at 2235 Enterprise Street #110, Escondido, California 92029, beginning ten days before the Annual Meeting through the date of the Annual Meeting, and will also be made available at the Annual Meeting.

Accompanying this Notice is a proxy card. Whether or not you expect to attend our Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card.

Stockholders are cordially invited to attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS.

By order of the Board of Directors,

/s/ Michael Knowles
Mike Knowles President, Chief Executive Officer and Director

April 15, 2024

YOUR VOTE IS IMPORTANT

2235 Enterprise Street #110

Escondido, CA 92029

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 15, 2024

The board of directors of One Stop Systems, Inc. (the “Company”) is soliciting the enclosed proxy for use at the Company's 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 15, 2024, at 11:00 a.m., Pacific Daylight time. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS, where you will be able to vote electronically and submit questions, after you register prior to commencement of the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to the proposals being presented for your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card.

We intend to begin mailing this proxy statement, the accompanying notice of Annual Meeting, the enclosed proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) to all stockholders of record entitled to vote at the Annual Meeting on or about April 15, 2024. Only stockholders who owned shares of our common stock as of the close of business on March 22, 2024 (the “Record Date”) are entitled to vote at the Annual Meeting. On Record Date, there were 20,765,435 shares of our common stock issued and outstanding. Common stock is our only class of stock outstanding and entitled to vote at the Annual Meeting.

What is the date, time and place of the Annual Meeting?

Our Annual Meeting will be held on Wednesday, May 15, 2024, beginning at 11:00 a.m., Pacific Daylight time. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS. To attend, you must register at any time in advance of the Annual Meeting at www.proxydocs.com/OSS. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the virtual Annual Meeting, and you will also be able to submit questions in advance of the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, consisting of the (i) election of seven directors to hold office until our next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal; (ii) ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) approval of an amendment to our 2017 Equity Incentive Plan, as amended to date (the “2017 Plan”), to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 3,000,000 shares to 5,000,000 shares (the “Plan Amendment”); (iv) approval, on a non-binding advisory basis, of the compensation of our named executive officers; (v) approval, on a non-binding advisory basis, of the frequency of holding an advisory vote to approve the compensation of our named executive officers; (vi) approval of the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of the foregoing proposals; and (vii) approval of such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof, if applicable.

Who is entitled to vote at the meeting?

Only our stockholders of record as of the close of business on March 22, 2024, the Record Date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the Annual Meeting, or any postponement(s) or adjournment(s) of the Annual Meeting, if applicable. As of the Record Date, there were 20,765,435 shares of Company common stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders as of the Record Date will be available at our headquarters located at 2235 Enterprise Street #110, Escondido, California 92029 for a period of ten days prior to the Annual Meeting through the date of the Annual Meeting, and will also be made available at the Annual Meeting itself for examination by any stockholder.

What are the voting rights of the holders of our shares of common stock?

Holders of shares of our common stock as of the Record Date are entitled to one vote per share on each matter that is submitted to stockholders for approval at the Annual Meeting.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please also note that if you hold your shares in “street name” (that is, through a bank, broker or other nominee), you too will need to register separately prior to commencement of the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, virtually or by proxy, of the holders of our common stock representing one-third of the combined voting power of the issued and outstanding shares of our common stock on the Record Date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the Record Date, there were 20,765,435 shares of our common stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting.

What vote is required to approve each item?

The election of directors will be decided by a plurality of the votes cast. Accordingly, the nominees receiving the support of stockholders representing the greatest numbers of shares of common stock present at the meeting, virtually or by proxy and entitled to vote, shall be elected as directors. Abstentions and votes “against” will have no effect on the outcome of this proposal.

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required for the approval of each of the other proposals being presented to our stockholders for approval at the Annual Meeting. Notwithstanding the foregoing, in the event that no frequency receives the foregoing vote on Proposal

5, then we will consider the option of one year, two years or three years that receives the highest number of votes cast to be the frequency recommended by stockholders for such Proposal. Abstentions will have no effect on the outcome of such proposals.

The inspector of election for the Annual Meeting shall determine the number of shares of common stock represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum.

A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. We believe that the ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 is the only proposal on which brokers and other nominees will have discretionary power to vote at the Annual Meeting. However, broker non-votes will not be counted as votes cast for any of the proposals being presented to our stockholders for approval at the Annual Meeting, and therefore will have no effect on the outcome of any of the proposals.

If less than one-third of the combined voting power of the issued and outstanding shares of our common stock as of the Record Date is represented at the Annual Meeting, then the chairperson of the Annual Meeting or a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice, unless otherwise required by our amended and restated bylaws, as amended (“Bylaws”) or applicable law.

What are the Board’s recommendations?

As more fully discussed under the section of this proxy statement entitled “Matters to Come Before the Annual Meeting,” our board of directors recommends a vote (i) FOR the election of each of the respective nominees for director named in this proxy statement; (ii) FOR the ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) FOR the approval of the Plan Amendment; (iv) FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; (v) for EVERY THREE YEARS with respect to the frequency of inclusion of a proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers in our proxy statements; (vi) FOR adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Unless contrary instructions are indicated on the enclosed proxy card, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (i) FOR the election of each of the respective nominees for director named in this proxy statement; (ii) FOR the ratification of the selection of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, (iii) FOR approval of the Plan Amendment; (iv) FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; (v) for EVERY THREE YEARS with respect to the frequency of inclusion of a proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers in our proxy statements; (vi) FOR adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and (vii) in accordance with the recommendation of our board of directors, FOR, AGAINST, or ABSTAIN, for all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof, if applicable. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote using the enclosed proxy card or those other methods noted on the enclosed proxy card. Voting instructions are provided on the proxy card included in the proxy materials you receive in the mail.

If you are a street name holder (that is, if you hold your shares through a bank, broker, or other nominee), you must vote in accordance with the voting instruction form provided by your bank, broker or other holder of record. The availability of telephone or Internet voting will depend upon your bank’s, broker’s, or other holder of record’s voting process.

If you virtually attend the Annual Meeting, you can, of course, vote virtually at the Annual Meeting. If you are a street name holder and wish to vote at the meeting, you must first obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote.

If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

If your shares are held in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee may exercise its discretion to vote your shares only on “routine” matters.

The proposal to ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 is considered a routine matter. Therefore, your broker, bank or other nominee will be able to vote on that proposal, even if it does not receive voting instructions from you.

We believe that all of the other proposals being presented to our stockholders for approval at the Annual Meeting are considered nonroutine matters. Consequently, without your voting instructions, your broker, bank or other nominee will not be able to vote your shares on such proposals without voting instructions from you.

Are dissenters’ rights available with respect to any proposal?

Dissenters’ rights are not available with respect to any proposal to be voted on at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes. The giving of a proxy does not eliminate the right to vote virtually should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy at the Annual Meeting.

If you have not voted through your bank, broker or other nominee, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy, but it must bear a later date than the original proxy. Third, you may vote virtually at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy.

If you have instructed a bank, broker or other nominee to vote your shares, you must follow the directions you receive from them to change your vote. Your last submitted proxy will be the proxy that is counted.

Who pays for costs relating to the proxy materials and Annual Meeting?

The costs of preparing, assembling, and mailing this proxy statement, the Notice of Annual Meeting of Stockholders, the enclosed Annual Report and the proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers, and employees may solicit proxies personally or by telephone, facsimile, and other electronic means. They will receive no compensation in addition to their regular salaries for doing so. We may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

How can I find out the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1:

Election of Directors

Nomination of Directors

The Nominations and Corporate Governance Committee of our board of directors (the “Nominations Committee”) is charged with making recommendations to our board of directors regarding qualified candidates to serve as members of the board of directors. The Nominations Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise relevant to our business and the industries in which we operate, corporate governance practices, risk management, and the capital markets. The Nominations Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominations Committee considers the following factors:

1.
The appropriate size of the board of directors;
2.
The Company’s needs with respect to the particular talents and experience of its directors;
3.
The knowledge, skills, and experience of nominees, including without limitation experience in technology, business, finance, the industries that we target, risk management, conflict resolution, corporate governance, cultural competence, leadership, administration, and/or public service; and
4.
Relevant Nasdaq, Securities and Exchange Commission (“SEC”), state, and investor recommendations and requirements.

Other than as required by Nasdaq, the SEC or other state rules and regulations, there are no stated minimum criteria for director nominees, and the Nominations Committee may consider such other factors as it deems to be in the Company’s and its stockholders’ best interests. Although the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominations Committee is committed to complying with the diversity requirements recently adopted by Nasdaq. The Nominations Committee does, however, believe it appropriate for at least one member of the board of directors to meet the criteria for an “audit committee financial expert,” as defined by SEC rules, and for a majority of the members of the board of directors to meet the definition of an “independent director” under Nasdaq listing standards.

The Nominations Committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominations Committee at all times seeks to balance the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. In the event that the Nominations Committee determines that an existing member is no longer the best suited candidate to serve as a director of the Company going forward, or if any member of the board of directors does not wish to continue in service, the Nominations Committee’s policy is to not re-nominate that member for reelection. The Nominations Committee identifies the desired skills and experience of prospective nominees, and then uses its network and external resources to solicit and compile a list of eligible candidates.

Our Nominations Committee has, from time to time, received correspondence from shareholders that it considers, researches and actively takes into account in making recommendations to the Board with respect to prospective director nominees and other relevant matters. Stockholders wishing to recommend a candidate for consideration by the Nominations Committee as a prospective nominee for election as a director may do so by contacting the chair of our Nominations Committee and providing information regarding such proposed candidate. Alternatively, stockholders who wish to nominate alternative individuals for election at our annual meetings of stockholders may do so by following the process outlined in Section 2.5 of our amended and restated bylaws, as amended to date, and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and sending a written notice to the Nominations Committee, Attn: Chairman, One Stop

Systems, Inc., 2235 Enterprise St. #110, Escondido, CA 92029, naming the proposed candidate and providing detailed biographical, contact and other required information regarding such proposed candidate.

To our knowledge, there are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that we believe are required to be disclose pursuant to Item 4.01(f) of Regulation S-K. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficial owner of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and to our knowledge, none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Our board of directors has undergone a significant reprofiling over the past year in order to further align its skillsets with the Company’s revised strategic direction and in response to feedback received by stockholders. In September 2023, two of our former directors stepped down and were replaced by Messrs. Knowles and Dumont. On November 6, 2023, our board or directors temporarily increased the size of the board from seven members to eight members, effective November 10, 2023, and appointed Mr. Manko to fill the resulting vacancy. On November 27, 2023, our board or directors adopted a resolution to further temporarily increase the size of the board form eight members to nine members, effective immediately, and to subsequently decrease the size of the board down to seven members, effective upon closing of the polls for voting on the election of directors at the Annual Meeting. Mr. Herbets was appointed to fill the vacancy resulting from this second temporary increase.

As part of the Board’s reprofiling process, it considered adding members who have significant expertise in the defense contracting industry, the technology industry, senior executive experience, corporate governance expertise and capital markets and investment experience. Additionally, it considered the importance of the continuity of service and familiarity of certain board members with the Company and its practices. After extensive independent research as to state of the art industry practices for similar companies and discussion among members of our board of directors, the Nominations Committee recommended the slate set forth below for election by our stockholders at the Annual Meeting.

Our board of directors is committed to employing strong corporate governance practices for companies of similar size to One Stop Systems, Inc. The Nominations Committee and the board as a whole review our corporate governance policies and practices on an annual basis to determine whether changes are necessary or appropriate in order to align with best practices and to enhance stockholder value. To that end, the board of directors considers stockholder recommendations with respect to the Company’s corporate governance practices and procedures, as well as those practices of its peers and other public companies similar in size and industry as the Company.

In accordance with the resolution adopted by the board of directors on November 27, 2023, at the Annual Meeting, only seven directors will be elected to our board of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named, below. The Nominations Committee has recommended, and our board of directors has nominated, Kenneth Potashner, Michael Knowles, Greg Matz, Gioia Messinger, Retired Vice Admiral Mike Dumont, Joseph Manko, Jr., and Mitchell Herbets as nominees for election as members of our board of directors at the Annual Meeting, to hold office until our next annual meeting of stockholders or until such director’s successor is duly elected and qualified, subject to such director’s earlier death, resignation or removal. David Raun and Kimberly Sentovich, each current members of our board of directors, have not been nominated for re-election to the board. However, they will both continue to serve as directors until their term concludes at the Annual Meeting.

Information Regarding Director Nominees

Name	Age	Position
Director Nominees:
Kenneth Potashner	66	Chairman
Mike Knowles	57	President, Chief Executive Officer and Director
Gioia Messinger	61	Director
Greg Matz	64	Director
Mike Dumont	63	Director
Joseph Manko, Jr.	58	Director
Mitchell Herbets	66	Director

Board of Directors

Kenneth Potashner has served as Chairman of our board of directors since May 2019. Mr. Potashner has extensive board experience in high growth, high technology global organizations. He served as Chairman of Newport Corporation, where he provided 18 years of service culminating in the sale of Newport in 2016 for $980 million. Mr. Potashner served as Chairman of the board of Maxwell Technologies and directed it through a period of rapid expansion. He has also served on the board of California Micro Devices, SonicBlue Inc, and Singapore Technologies, all publicly traded companies. Mr. Potashner is currently serving as the Chairman of Generation Esports and on the board of directors of Collegiate Sports Management Group (CSMG) and Prologue Mobile. He has also served on the board of many private companies as well, including DynaOptics, MyOffice.com, Underground Elephant, Home Bay, Lumedyne, Events.com, Launch Factory, PowerDot and several others. Several of the private companies that Mr. Potashner has had affiliations with have achieved successful exits or significant financings. Mr. Potashner has a BSEE from Lafayette College and an MSEE from SMU, Executive certifications from Columbia and INSEAD in Lausanne, Switzerland. He also has an Advanced Professional Director certification from American Board of Directors. Our board of directors believes Mr. Potashner’s public company executive management, corporate governance, capital markets, mergers and acquisitions and corporate and growth strategy experience, along with his industry relationships and experience serving on public company boards of directors, make him well suited to serve as a member of our board of directors.

Mike Knowles has served as our president and chief executive officer since June 2023 and as a director on our board since September 2023. He has more than three decades of leadership experience in global aerospace and defense markets, having led successful business captures resulting in billion-dollar program and product portfolios. Prior to joining the Company, Mr. Knowles served as vice president and general manager of C5ISR Systems at Curtiss Wright Defense Solutions from October 2022 to June 2023. Prior to that, from May 2014 to October 2022, Mr. Knowles worked at Cubic Corporation (“Cubic”), where he served in various roles, culminating in his roles as a senior vice president of Cubic and president of Cubic’s Mission and Performance Solutions business, in which role he led a $700 million global business unit with 2,000 employees. While at Cubic, his C5ISR hardware, software and solutions portfolios included rugged networking/computing at the edge, secure and expeditionary communications, intelligence processing, assessment distribution from enterprise-to-edge, high frequency/low SWAP RF components for electronic warfare, space, and 5G applications; and live, virtual, and constructive (LVC) multi-domain training systems. Before Cubic, Mr. Knowles worked at Rockwell Collins from 2004 to 2014 and at Lockheed Martin from 1998 to 2003, both of which are well recognized defense contractors. Prior to that, Mr. Knowles served in the United States Navy for 20 years as a Naval Flight Officer and Aerospace Engineering Duty Officer, with 10 years active duty and 10 years in the Navy Reserves, where he retired as a Commander. He received a BS in Aerospace Engineering from the United States Naval Academy, an MS in Aerospace Engineering from the Naval Postgraduate School, was a graduate of the US Naval Test Pilot School and received an MBA from George Mason University. Our board of directors believes Mr. Knowles’ senior leadership experience in the defense and technology industries, coupled with the fact that Mr. Knowles serves as the Company’s president and chief executive officer, make him well suited to serve as a member of our board of directors.

Gioia Messinger joined our board of directors in July 2020. Since 2012, Ms. Messinger has served as founder and principal of LinkedObjects, Inc., a strategic advisory services business focused on digital transformation brought about by AI and the IoT. From 2004 to 2012, Ms. Messinger served as founder and chief executive officer of Avaak, Inc., now Arlo Technologies (NYSE:ARLO), a leading home security systems company. From 1989 to 2004, Ms. Messinger served as founder and president of SUMMIT Design Technologies, Inc., an engineering services firm with customers in the commercial, defense and healthcare sectors. Ms. Messinger currently serves on the board of directors of Guild Holdings Company (NYSE:GHLD), a nationally recognized residential mortgage lender and Hunter Industries, a global manufacturer of irrigation and outdoor lighting equipment. She previously served on the board of Vicon Industries (NYSE:VCON). Ms. Messinger is a member of the dean’s council of advisors at the University of California San Diego, Jacobs School of Engineering, and is a member of the Latino Corporate Directors Association. Ms. Messinger obtained her Master of Business Administration degree from the Paul Merage School of Business at the University of California, Irvine and bachelor of science in Computer Engineering from the University of California, San Diego. She has a certificate in Cyber Risk Governance for US Public Companies. Our board of directors believes that Ms. Messinger is well qualified to serve as a member of our board of directors because of her business operations, corporate strategy and technical skills, cybersecurity knowledge, thought leadership and industry relationships, as well as her experience serving on public company boards.

Greg Matz, CPA, joined our board of directors in July 2020, and is an experienced financial executive, having served in controller, Vice President and CFO roles for over two decades. Now retired, Mr. Matz is currently serving as a member of the board of directors and audit committee chair for Dare Bioscience, Inc. (NASDAQ: DARE), a public clinical-stage biopharmaceutical company. Mr. Matz also chairs the Dean’s Council for the University of San Francisco’s School of Management. From 2011 to 2016, he worked for The Cooper Companies, Inc. (NYSE: COO), holding roles as the Senior Vice President and Chief Financial Officer and Chief Risk Officer. From 2010 to 2011, Mr. Matz was the Chief Financial Officer for CooperVision, a business unit of The Cooper Companies, Inc. Prior to joining The Cooper Companies, Inc., he held key management roles in finance and marketing at Agilent Technologies and Hewlett Packard. He began his career at KPMG and is a CPA with an active certification. Mr. Matz graduated from the University of San Francisco with a B.S. in Business Administration and completed the University of Pennsylvania, The Wharton School’s Advanced Management Program. Mr. Matz is also a National Association of Corporate Directors (“NACD”) Board Leadership Fellow and has earned the NACD Directorship Certification credential. In addition, Mr. Matz has received a certification from NACD / Carnegie Mellon University in Cybersecurity Oversight. Our board of directors believes Mr. Matz’s experience as a chief financial officer and chief risk officer of a public company and his corporate experience in financial functions, risk management, capital markets and corporate strategy make him well suited to serve as a member of our board of directors.

Mike Dumont joined our board in September 2023 and brings expertise in government, aerospace and defense, risk management and organizational leadership. He is a retired U.S. Navy three-star vice admiral and retired U.S. Government senior executive. His executive career in both the military and civil service includes having served as a senior Federal prosecutor specializing in white collar crimes and corporate matters, the principal director for counterterrorism and special operations in the U.S. Department of Defense, the Principal Deputy Assistant Secretary of Defense for Special Operations, the deputy commander of U.S. Northern Command, and vice commander of North American Aerospace Defense Command. He oversaw military responses to border security, natural disasters, and the COVID-19 pandemic in the United States, where AI solutions were deployed to meet operational demands. He also led teams in providing aerospace warning, aerospace control, missile defense and maritime warning, and generating globally integrated effects using information enabled by AI. Adm. Dumont is the interim president of the California State University Maritime Academy and serves on the board of directors of the Marines’ Memorial Association, the board of advisors of Dataminr, Inc., and the national security advisory council of the U.S. Global Leadership Coalition. He holds a B.A. degree from the University of Southern Maine, a M.S. degree from the National War College, and a J.D. degree from Suffolk University Law School. Our board of directors believes Mr. Dumont’s experience as a U.S. Government senior executive, coupled with his organizational leadership, risk management skills and defense market expertise, make him well suited to serve as a member of our board of directors.

Joseph Manko, Jr. joined our board of directors, in November 2023, to fill a vacancy created by the temporary board expansion discussed above. Mr. Manko has been the Senior Principal in Horton Capital Management LLC, the investment manager for the Horton Capital Partners Fund, LP (“Horton Fund”) since 2013. The Horton Fund is a significant shareholder in the Company. Mr. Manko has over 20 years of investment experience in the asset management, investment banking, private equity and corporate securities markets. From 2005 to 2010, Mr. Manko was a Partner and Chief Executive Officer of Switzerland-based BZ Fund Management Limited, where he was responsible for corporate finance, private equity investments, three public equity funds and the firm’s Special Situations and Event-Driven strategies. Prior to that Mr. Manko was a Managing Director with Deutsche Bank in London. He began his investment banking career at Merrill Lynch as a Vice President in Hong Kong and prior to that, Mr. Manko was a corporate finance attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Manko has served on the board of several public companies and has advised numerous companies in the industrial and technology industries and currently serves as a director of Koru Medical, Inc. and Chairman of Safeguard Scientifics, Inc., and previously served as a director of Wireless Telecom Group, Inc., and Creative Realities, Inc. Mr. Manko earned both his B.A. and J.D. from the University of Pennsylvania. Our board of directors believes Mr. Manko’s experience in the investment industry, capital markets, public company board service and best corporate governance practices make him well suited to serve as a member of our board of directors.

Mitchell H. Herbets joined our board of directors in November 2023, to fill a vacancy created by the temporary board expansion discussed above. Mr. Herbets currently serves as non-executive chairman of Thales Defense and Security, a global technology company that provides advanced technology equipment to the U.S. defense and federal technology markets. His other current chairman positions include: Safran Federal Systems (formerly Orolia Defense & Security), a provider of resilient positioning, navigation and timing (PNT) solutions and custom engineering services to federal agencies, defense organizations and contractors, Photonis Defense, provider of advanced products in the fields of broad bandwidth, high power microwave amplifiers and cutting-edge night and digital vision technologies to U.S. and allied governments, and iDirect Government, a provider of tactical satellite communications systems to U.S. Primes for the U.S. Department of Defense. Herbets previously served on the board of Wireless Telecom Group (WTT), a NYSE American-listed provider of infrastructure for cellular systems, LTE and 5G waveforms, and telecommunications test equipment company before it was acquired by Maury Microwave earlier this year. He earlier served as president and CEO of Thales Communications (now Thales Defense and Security), a global leader in tactical radio technology. Prior to being appointed a president and CEO of Thales, he served in a number of senior executive positions at the company, including leadership roles in program management, engineering, and business development. Before Thales, he served four years in U.S. Army with the final rank of captain. He holds a bachelor’s degree in electrical engineering from Lehigh University, where he currently serves as a member of the advisory councils of Lehigh University’s Engineering College and its Electrical & Computer Engineering Department. He earned his MBA from George Washington University. Our board of directors believes Mr. Herbets’ experience as a senior executive in the defense industry, corporate governance experience, organizational leadership skills and experience serving on the boards of public companies make him well suited to serve as a member of our board of directors.

Vote Required

The election of directors will be decided by a plurality of the votes cast. If a quorum is present and voting at the Annual Meeting, the seven nominees receiving the highest number of “for” votes will be elected to our board of directors. Abstentions, votes “against” and broker non-votes will be counted only for purposes of determining whether a quorum is present, but will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE LISTED IN THIS

PROPOSAL ONE

PROPOSAL 2:

Ratification of Selection of Independent Registered Public Accounting Firm

Our audit and risk committee has selected Haskell & White LLP (“H&W”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the Company’s stockholders at the Annual Meeting. H&W has audited the Company’s financial statements since 2017. Representatives of H&W are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of H&W as the Company’s independent registered public accounting firm is not required by Delaware law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and restated bylaws, as amended. However, our audit and risk committee is submitting the selection of H&W to our stockholders for ratification as a matter of good corporate practice. Although this is a non-binding vote, if our stockholders fail to ratify the selection, the audit and risk committee will reconsider whether to continue to retain H&W as the Company’s registered public accounting firm. Even if the selection is ratified, our audit and risk committee, in its discretion, may direct the appointment of a different independent registered accounting firm at any time during the year if the audit and risk committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table represents aggregate fees billed to us for services rendered to us by H&W, our independent registered public accounting firm, related to the fiscal years ended December 31, 2023 and 2022:

	For the Year Ended December 31,
	2023	2022
Audit fees (1)	$248,250	$220,100
Audit-Related fees (2)	7,500	-
Tax fees	-	-
Other fees	-	-
Total fees	$255,750	$220,100

1)
Includes fees for (i) audits of our consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, and (ii) reviews of our interim period financial statements for fiscal years 2023 and 2022.
2)
Review of Form S-3 and Form S-8, including preparation of consents dated August 18, 2023.

Pre-Approval Policies and Procedures

Our audit and risk committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm.

In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the chairman of the audit and risk committee has been delegated authority to approve audit and non-audit services to be provided by our independent registered public accounting firm. Fees payable to our independent registered public accounting firm for any specific, individual service approved by the chair pursuant to the above-described delegation of authority may not exceed $25,000, and the chair is required to report any such approvals to the full committee at its next scheduled meeting. In addition, our audit and risk committee has pre-approved a list of acceptable services and fees payable to H&W in an aggregate amount of up to $18,500 per quarter for such services, including without limitation audit and allowable non-audit and tax consulting. This pre-approval is for small projects needing quick reaction and judged by the audit and risk committee not to raise any independence issues with H&W. Such projects and fees are required to be presented in detail at the next audit and risk committee meeting. All fees that were incurred in 2023 and 2022, were pre-approved by the audit and risk committee.

Our audit and risk committee has considered and determined that the provision of the non-audit services described is compatible with maintaining the independence of our registered public accounting firm.

Vote Required

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to ratify the selection of H&W as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will be counted only for purposes of determining whether a quorum is present. Abstentions will not be considered in tallying votes with respect to this Proposal, and will have no effect on the outcome of the voting results for this Proposal 2. The approval of Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this Proposal. In the event that there are any broker non-votes, they will not be considered in tallying votes with respect to this Proposal 2, and will have no effect on the outcome of the voting results for this Proposal 2.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF HASKELL & WHITE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

PROPOSAL 3: Approval of the Plan Amendment

At the Annual Meeting, our stockholders will be asked to approve an amendment to the Company’s 2017 Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 3,000,000 shares to 5,000,000 shares of common stock, which would represent approximately 24% of our issued and outstanding shares of common stock as of the Record Date.

Background and Proposed Plan Amendment

On October 10, 2017, our board of directors approved and adopted the 2017 Plan, subject to stockholder approval thereof. On December 18, 2017, our stockholders approved the 2017 Plan. The 2017 Plan allows for the grant of a variety of equity vehicles to provide flexibility in the grant and issuance of equity awards, including stock options, unrestricted stock grants, restricted stock units, stock bonuses and performance-based awards. An aggregate of 1,500,000 shares of common stock were initially reserved for issuance under the Plan.

On June 24, 2020, the Company amended the 2017 Plan to increase the maximum limitation of the number of shares of common stock with respect to one or more Stock Awards (as defined in the 2017 Plan) that may be granted to any one participant under the 2017 Plan during any calendar year from 500,000 shares to 1,000,000 shares. The amendment did not increase the total number of shares of common stock reserved under the 2017 Plan, and did not require stockholder approval.

On April 6, 2021, our board of directors unanimously approved an amendment to the 2017 Plan, subject to stockholder approval thereof, to increase the number of shares of common stock authorized for issuance under the 2017 Plan from 1,500,000 shares to 3,000,000 shares of common stock. On May 19, 2021, our stockholders approved the foregoing amendment, and the amendment took effect upon receipt of stockholder approval.

On March 15, 2024, our board of directors unanimously approved the Plan Amendment, subject to stockholder approval thereof, which if approved by our stockholders, would result in an increase in the number of shares of common stock authorized for issuance thereunder to 5,000,000 shares of common stock. Our board of directors has directed that the Plan Amendment be submitted to our stockholders for their approval at the Annual Meeting. If approved by our stockholders, the Plan Amendment will be effective as of the date of such approval.

As of March 31, 2024, approximately 2,957,514 shares of our common stock were subject to outstanding awards issued under the 2017 Plan and approximately 42,486 shares of common stock were available for future awards under the 2017 Plan. Our board of directors believes that an increase in the number of authorized shares of common stock issuable under the 2017 Plan is necessary for the continued optimal use of the 2017 Plan.

Reasons for Approval of the Plan Amendment

Our board of directors believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The market for quality personnel is competitive, and our board of directors has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success, which would be significantly enhanced by our continued ability to grant equity compensation under the 2017 Plan. We believe that adoption of the Plan Amendment will enhance our ability to attract and retain highly qualified officers, directors, employees, and service providers, and to motivate such individuals to serve the Company and to expend maximum effort to improve our business results by providing to those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and future success. Because our stockholders did not approve an increase in the number of shares authorized for issuance under the 2017 Plan at our last annual meeting of stockholders, our ability to issue equity awards to our employees, directors and prospective employees and directors has been extremely limited in the last year, which has made it more difficult to incentivize such individuals and has required us to make more significant cash payments to such individuals as an alternative. Accordingly, our board of directors has determined that the number of shares available for issuance under the 2017 Plan should be increased by 2,000,000 shares to allow us to continue our equity compensation structure and strategy.

If our stockholders do not approve the Plan Amendment at the Annual Meeting, the Plan Amendment will not become effective, the number of shares of common stock authorized for issuance under the Plan will remain at 3,000,000 shares of common stock, and our ability to grant additional awards under the 2017 Plan will be extremely limited. If we are unable to incentivize our current officers and directors through equity awards, we may face difficulties retaining them and/or may have to make additional cash payments in lieu of equity awards, which could negatively impact our results of operations.

Description of the 2017 Plan

The principal provisions of the 2017 Plan are summarized below. This summary is not a complete description of all of the 2017 Plan’s provisions and is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached as Exhibit 10.4 to the Annual Report, as amended by (i) that certain Amendment No. 1 to the 2017 Plan, which is attached as Exhibit 10.8 to the Annual Report, and (ii) that certain Amendment No. 2 to the 2017 Plan, which is attached as Exhibit 10.10 to the Annual Report. Capitalized terms in this summary only which are not otherwise defined in this proxy statement shall have the same meaning ascribed to such terms as set forth in the 2017 Plan.

Purpose of the 2017 Plan

The purpose of the 2017 Plan is to (i) provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company, and (ii) enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

Form of Awards

Stock Awards under the Plan may be granted in any one or all of the following forms: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock awards, (iv) Restricted Stock Units, (v) Stock Bonus awards, and (vi) Performance-Based Awards.

Maximum Shares Available

The current maximum aggregate number of shares of common stock available for award under the 2017 Plan is 3,000,000 shares, of which approximately 2,957,514 shares are subject to outstanding awards previously issued under the 2017 Plan, subject to adjustment as provided for in the 2017 Plan. Shares of common stock issued pursuant to the 2017 Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that (a) all or any portion of any Stock Award granted or offered under the 2017 Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any Award Shares are reacquired by the Company which were initially the subject of a Stock Award Agreement, the Award Shares allocable to the unexercised or unvested portion of such Stock Award, or the Award Shares so reacquired, shall again be available for grant or issuance under the 2017 Plan.

Administration of the Plan

The 2017 Plan shall be administered by the Board, unless and until the Board delegates administration to a Committee or an Officer.

The Board may delegate administration of the 2017 Plan to a committee of the Board composed of not fewer than two members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the 2017 Plan, the powers theretofore possessed by the Board (and references in the 2017 Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the 2017 Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the 2017 Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2017 Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Eligibility to Participate in the 2017 Plan

The persons eligible to receive Stock Awards under the 2017 Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

Stock Options

Stock Options may be granted under the 2017 Plan for the purchase of shares of common stock. The Administrator may designate Stock Options as either Incentive Stock Options or Nonstatutory Stock Options. No grant of an Incentive Stock Option will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Option Agreement.

In general, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the common stock subject to the Option on the date the Option is granted. The Administrator shall determine the exercise price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the common stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

Options may be exercised in whole or in part. Payment of the purchase price upon the exercise of Options may be made in (i) cash or check, (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator, (iii) by delivery to the Company of shares of common stock, (iv) by a “net exercise” arrangement, or (v) any other form of legal consideration acceptable to the Administrator.

Restricted Stock Award

Restricted Stock Awards may be granted under the 2017 Plan. Restricted Stock Awards are grants of shares of common stock that vest in accordance with terms and conditions established by the Administrator. The Administrator will determine the number of shares of restricted stock granted to any Employee, Director or Consultant and, subject to the provisions of the 2017 Plan, will determine the terms and conditions of such awards. The Administrator may impose whatever conditions to vesting it determines to be appropriate. Award Shares acquired under the Restrictive Stock Award Agreement may, but need not to, be subject to a share repurchase option in favor of the Company in accordance with a vesting scheduled to be determined by the Administrator.

Restricted Stock Units

The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant to whom the Award is granted.

Stock Bonus Awards

Stock Bonus Awards may be granted under the 2017 Plan. The Administrator will determine the number of Stock Bonus Awards granted to any Employee, Director or Consultant and, subject to the provisions of the 2017 Plan, will determine the terms and conditions of such awards. The Administrator may impose whatever conditions to vesting it determines to be appropriate.

Performance-Based Awards

The 2017 Plan provides the Administrator with the ability to qualify Stock Awards other than Options as Qualified Performance-Based Compensation.

With respect to Performance-Based Awards, the Administrator will specify performance objectives that must be satisfied in order for the Participant to vest in such Performance-Based Award that have been awarded to him or her. In determining the amount earned by the Participant, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

Assignment and Transfer

Options granted under the 2017 Plan shall not be transferable in any manner other than as provided in the 2017 Plan. More particularly, the Option may not be assigned, transferred (except as expressly provided in the 2017 Plan), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions of the 2017 Plan, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

Modification of the 2017 Plan

The Administrator may suspend, terminate, modify or amend the 2017 Plan, provided that any amendment that would (i) increase the number of shares reserved for Stock Awards under the Plan, except for certain adjustments upon changes in common stock, (ii) modify the requirements as to eligibility for participation in the 2017 Plan, or (iii) modify the 2017 Plan in any other way if such modification requires stockholder approval in order for the 2017 Plan to satisfy the requirements of Section 422 of the Code, will be subject to the approval of the Company's stockholders. If the 2017 Plan is terminated, the terms of the 2017 Plan will, notwithstanding such termination, continue to apply to outstanding awards granted prior to such termination.

New Plan Benefits

At the present time, no specific determination has been made as to the grant or allocation of future awards under the 2017 Plan. Awards granted under the 2017 Plan are within the compensation committee’s discretion, and the compensation committee has not determined future awards or who might receive them. Therefore, at this time, the benefits that will be awarded or paid under the 2017 Plan, if stockholder approval of the Plan Amendment is obtained, cannot currently be determined. The 2017 Plan does not have set benefits or amounts, and no grants or awards have been made by the compensation committee or the board that are conditioned upon stockholder approval of the 2017 Plan.

For illustrative purposes, the following table shows the number of awards granted under the 2017 Plan in fiscal 2023 to each named executive officer, all current executive officers as a group, all current non-employee directors as a group and all employees, including all current officers who are not executive officers, as a group:

	Restricted Stock Units
Name	Dollar Value ($) (1)	Number of Units (2)
Michael Knowles	$-	-
David Raun	-	-
Jim Ison	201,400	76,000
John W. Morrison Jr.	249,100	94,000
All Current Executive Officers as a Group	$450,500	170,000

All Current Non-Employee Directors as a Group	$70,145	23,778

All Employees Other Than Current Executives Officers, as a Group	$793,683	295,750

(1)
This column represents restricted stock units awarded in fiscal 2023. The amounts represent the aggregate grant date fair value of the awards computed in accordance with stock-based accounting rules (Financial Standards Accounting Board (“FASB”) ASC Topic 718), consistent with the valuation approach described in Footnote 1 to the Summary Compensation Table for fiscal year 2023.
(2)
This column corresponds to the number of restricted stock units granted in fiscal 2023.

Effective Date

The Plan Amendment will be effective as of May 15, 2024, subject to stockholder approval at the Annual Meeting.

Registration with the SEC

If the Plan Amendment is approved by our stockholders, the Company intends to file a registration statement on Form S-8, relating to the additional shares of our common stock that will be issuable under the 2017 Plan, with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Plan Amendment by our stockholders.

Vote Required

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve the Plan Amendment. Abstentions and broker non-votes will be counted only for purposes of determining whether a quorum is present. Abstentions will not be considered in tallying votes with respect to this Proposal, and will have no effect on the outcome of the voting results for this Proposal 3. We believe that the approval of Proposal 3 is a nonroutine proposal on which a broker or other nominee does not have discretionary authority to vote. Accordingly, broker non-votes received in connection with this Proposal will not be considered in tallying votes with respect to this Proposal 3, and will have no effect on the outcome of the voting results for this Proposal 3.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN AMENDMENT

PROPOSAL 4:

Advisory Vote to Approve Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Securities Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the related rules of the SEC), the Company is providing its stockholders the opportunity to cast a non-binding, advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of our named executive officers.

The Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers described in this proxy statement. The compensation of our named executive officers is disclosed in the section of this proxy statement titled “Executive Compensation,” the compensation tables, and the related narrative disclosure contained therein. We believe that our named executive officer compensation program is competitive within our industry and strongly aligned with the long-term interests of our stockholders. Our compensation committee regularly reviews our named executive officer compensation program to ensure that it achieves the desired goals of aligning our named executive officer compensation structure with our stockholders’ interests and current market practices.

For these reasons, the Board recommends a vote in favor of the following resolution:

“RESOLVED, that the stockholders of One Stop Systems, Inc. (the “Company”) approve, on a non-binding advisory basis, compensation paid to the Company’s named executive officers, as disclosed in Part III of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its proxy statement for the Annual Meeting, pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”

Vote Required

As an advisory vote, this Proposal is not binding upon the Company, our board of directors or our compensation committee. Notwithstanding the advisory nature of this vote, our board of directors and the compensation committee value the opinions expressed by stockholders in their vote on this Proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve this Proposal. Abstentions and broker non-votes will be counted only for purposes of determining whether a quorum is present. Abstentions will not be considered in tallying votes with respect to this Proposal, and will have no effect on the outcome of the voting results for this Proposal 4. We believe that the approval of Proposal 4 is a nonroutine proposal on which a broker or other nominee does not have discretionary authority to vote. Accordingly, broker non-votes received in connection with this Proposal will not be considered in tallying votes with respect to this Proposal 4, and will have no effect on the outcome of the voting results for this Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 5:

Approval of Non-Binding Advisory Vote on the Frequency of Holding an Advisory Vote on Named Executive Officer Compensation

The Dodd-Frank Act also enables stockholders to indicate on a non-binding advisory basis how frequently they would like us to conduct non-binding advisory stockholder votes on our named executive officer compensation. As required by Section 14A of the Exchange Act, stockholders have the opportunity to indicate whether they prefer a non-binding advisory vote on executive compensation every one year, two years, or three years. Stockholders may also abstain.

The vote with respect to the frequency of the non-binding advisory vote on the compensation of our named executive officers is not binding on us or our board of directors. However, our board of directors will take the results of the vote into consideration when deciding when to call for the next non-binding advisory vote on the compensation of our named executive officers and, if no frequency meets the voting standard for approval, then our Board of Directors will consider the option of one year, two years, or three years that receives the highest number of votes cast to be the frequency recommended by stockholders. Pursuant to the requirements of the Dodd Frank Act, we will present a frequency of say-on-pay proposal, similar to this Proposal, to our stockholders for approval at annual meetings of our stockholders at least once every six years.

After careful consideration of the frequency alternatives, our board of directors believes that conducting a non-binding advisory vote on executive compensation every three years is appropriate for us and our stockholders at this time.

Vote Required

As an advisory vote, this Proposal is not binding upon the Company or our board of directors. Notwithstanding the advisory nature of this vote, our board of directors values the opinions expressed by stockholders in their vote on this Proposal, and will consider the outcome of the vote.

The frequency that receives the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of one year, two years or three years that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions and broker non-votes will be counted only for purposes of determining whether a quorum is present. Abstentions will not be considered in tallying votes with respect to this Proposal, and will have no effect on the outcome of the voting results for this Proposal 5. We believe that the approval of Proposal 5 is a nonroutine proposal on which a broker or other nominee does not have discretionary authority to vote. Accordingly, broker non-votes received in connection with this Proposal will not be considered in tallying votes with respect to this Proposal 5, and will have no effect on the outcome of the voting results for this Proposal 5.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF EVERY “THREE YEARS” AS THE FREQUENCY WITH WHICH OUR STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 6:

Adjournment of the Annual Meeting

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on this proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, our stockholders may be asked to vote on this proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, our stockholders may also be asked to vote on this proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of any of the proposals.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment proposal, the Annual Meeting may be adjourned to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.

Our Board believes that, if the number of shares of our common stock voting in favor of any of the proposals at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

Vote Required

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon is required to approve this Proposal. Abstentions and broker non-votes will be counted only for purposes of determining whether a quorum is present. Abstentions will not be considered in tallying votes with respect to this Proposal, and will have no effect on the outcome of the voting results for this Proposal 6. We believe that the approval of Proposal 6 is a nonroutine proposal on which a broker or other nominee does not have discretionary authority to vote. Accordingly, broker non-votes received in connection with this Proposal will not be considered in tallying votes with respect to this Proposal 6, and will have no effect on the outcome of the voting results for this Proposal 6.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADJOURNMENT OF THE ANNUAL MEETING PURSUANT TO THIS PROPOSAL 6, TO ANOTHER PLACE, DATE OR TIME, IF DEEMED NECESSARY OR APPROPRIATE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock, as of March 31, 2024, by:

•
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock;
•
each of our named executive officers;
•
each of our directors; and
•
all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after March 31, 2024. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after March 31, 2024, are included for that person or group but not for any other person or group.

Applicable percentage ownership is based on 20,873,070 shares of common stock outstanding at March 31, 2024.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. Unless otherwise noted below, the address of each person listed on the table is c/o One Stop Systems, Inc., 2235 Enterprise Street, #110, Escondido, CA 92029.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
5% or greater stockholders:
Steve Cooper (13)	1,923,572	9.2%
Lynrock Lake LP (14)	2,018,252	9.7%
Bard & Associates, Inc. (15)	1,060,696	5.1%
Horton Capital Partners, LP (16)	1,099,899	5.3%
Named Executive Officer and Directors:
Michael Knowles (1)	1,130	*
Ken Potashner (2)	407,601	1.9%
David Raun (3)	847,722	4.0%
Kimberly Sentovich (4)	39,266	*
Gioia Messinger (5)	29,690	*
Greg Matz (6)	32,930	*
Mike Dumont (7)	65,849	*
Joseph Manko, Jr.(8)	1,099,899	5.3%
Mitchell Herbets (9)	-	*
Jim Ison (10)	230,352	1.1%
John Morrison (11)	161,357	*
All executive officers and directors as a group (11 persons) (12)	2,915,796	13.6%

* Less than 1%.

1.
Consists of 1,130 shares of common stock held by Mr. Knowles. Mr. Knowles is our president and chief executive officer.
2.
Consists of (i) 317,834 shares of common stock held by Mr. Potashner; (ii) 19,767 shares of common stock that Kenco, Inc. has the right to exercise within 60 days of March 31, 2024 (pursuant to common stock warrants), (iii) 70,000 shares of common stock that Mr. Potashner has the right to acquire from us within 60 days of March 31, 2024, pursuant to the exercise of stock options. Mr. Potashner has sole voting and investment control over Kenco, Inc. Mr. Potashner is the chairman of the board of directors.
3.
Consists of (i) 406,644 shares of common stock held by Mr. Raun; (ii) 422,125 shares of common stock Mr. Raun has the right to acquire from us within 60 days of March 31, 2024, pursuant to the exercise of stock options, (iii) 13,953 shares of common stock that Mr. Raun has the right to exercise within 60 days of March 31, 2024, pursuant to common stock warrants. Mr. Raun is member of our board of directors.
4.
Consists of 39,266 shares of common stock held by Ms. Sentovich. Ms. Sentovich is a member of the board of directors,
5.
Consists of 29,690 shares of common stock held by Ms. Messinger. Ms. Messinger is a member of the board of directors.
6.
Consists of 32,930 shares of common stock held by Mr. Matz. Mr. Matz is a member of the board of directors.
7.
Consists of 65,849 shares of common stock held by Mr. Dumont. Mr. Dumont is a member of the board of directors.
8.
Consists of 1,099,899 shares of common stock held by Horton Capital Partners, LLC. of which Mr. Manko has sole voting right and investment control. Mr. Manko is a member of the board of directors.
9.
Consists of no shares of common stock held by Mr. Herbets. Mr. Herbets is a member of the board of directors.
10.
Consists of (i) 191,083 of common stock held by Mr. Ison; and (ii) 2,500 shares of common stock that Mr. Ison has a right to receive from us upon vesting of outstanding RSUs within 60 days of March 31, 2024 and (iii) 36,769 shares of common stock that Mr. Ison has the right to acquire from us pursuant to the exercise of stock options. Mr. Ison is the Company's chief product officer.
11.
Consists of (i)158,023 shares of common stock held by Mr. Morrison; and (ii) 3,334 shares of common stock that Mr. Morrison has a right to receive from us upon vesting of outstanding RSUs within 60 days of March 31, 2024. Mr. Morrison is the chief financial officer of the Company.
12.
Includes (i) 2,347,348 shares beneficially owned by our current named executive officers and directors, and (ii) 568,448 shares subject to options, warrants or convertible securities, that are either exercisable or such person has a right to receive within 60 days of March 31, 2024, as set forth in the foregoing footnotes.
13.
Consists of 1,923,572 shares of common stock held by The Cooper Revocable Trust dated April 25, 2001. Mr. Cooper shares joint voting and investment control of The Cooper Revocable Trust dated April 25, 2001, with his wife Lori Cooper. The share information is based on information provided by Mr. Cooper in that Form 4 filed with the SEC on January 22, 2024. Mr. Cooper served as our chief executive officer and president until February 15, 2020.
14.
Based on information provided by Lynrock Lake LP on Schedule 13G/A, filed with the SEC on February 14, 2024.
15.
Based on information provided by Bard & Associates, Inc on Schedule 13G/A, filed with the SEC on January 4, 2024.
16.
Based on information provided by Horton Capital Partners Fund, LP (“HCPF”) and certain affiliates on Schedule 13G, filed with the SEC on November 3, 2023. Mr. Manko, one of our directors, serves as the managing member of Horton Capital Management, LLC ("HCM"), which serves as the investment manager of HCPF, and as the managing member of Horton Capital Partners, LLC, which serves as the general partner of HCPF.

Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company.

BOARD MATTERS AND CORPORATE GOVERNANCE

Board Composition and Election of Directors

Director Independence

Our board of directors currently consists of nine members; however, the size of the board will automatically decrease to seven, effective upon closing of the polls for voting on the election of directors at the Annual Meeting. Our board of directors has determined that, of our current directors, Kenneth Potashner, Kim Sentovich, Gioia Messinger, Greg Matz, Mitchell Herbets, Retired Vice Admiral Mike Dumont, and Joseph Manko, Jr. are all independent directors in accordance with the listing requirements of The Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees, and that neither the director nor any of his or her family members have engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has established three standing committees – audit and risk, compensation and nominations and corporate governance – each of which operates under a charter that has been approved by our board of directors.

The following table provides information for the current membership for each of the committees of our board of directors:

Name	Audit & Risk Committee		Compensation Committee		Nominations & Corporate Governance Committee
Kenneth Potashner			X		X
David Raun
Kimberly Sentovich			X	*
Gioia Messinger	X				X	*
Greg Matz	X	*
Mike Dumont	X				X
Joseph Manko, Jr.					X
Mitchell Herbets			X

* Indicates chairperson

As noted above, Mr. Raun and Ms. Sentovich, each current members of our board of directors, have not been nominated for re-election to the board. However, they will both continue to serve as directors, and Ms. Sentovich will continue to serve on the compensation committee, until their term concludes at the Annual Meeting.

Audit and Risk Committee

The audit and risk committee’s primary functions are to oversee our accounting and financial reporting processes and the audits of our financial statements, as well as provide oversight and review of our risk management policies, information systems and cybersecurity policies and insider trading policies. This committee’s responsibilities include, among other things:

1. Managing our independent registered public accounting firm, including:

•
selection and retention (subject to input by the Company’s stockholders), evaluation and termination when appropriate;
•
setting their compensation;
•
overseeing their work and pre-approving all audit services they provide;
•
approving all permitted non-audit services they perform;
•
establishing policies and procedures for their engagement to provide permitted audit and non-audit services;
•
at least annually, receiving and reviewing a report by the independent registered public accounting firm describing their internal quality- control procedures and any material issues raised by the most recent internal quality-control review, peer review or Public Company Accounting Oversight Board (“PCAOB”) review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, inspecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and other required reports from the independent registered public accounting firm; and
•
at least annually, considering their independence, including whether their provision of permitted non-audit services is compatible with independence, and obtaining and reviewing a report describing all the relationships between them and the Company.

2. Reviewing the audit scope and plan of independent auditors, and effective use of audit resources.

3. Reviewing with management and our independent auditors the Company’s annual (Form 10-K) and quarterly (Form 10-Q) financial statements and related footnotes included therein, the auditor’s judgments about the quality of the Company’s accounting principles as applied in its financial reporting, and significant changes in their audit plan and serious difficulties or disputes with management encountered during the audit, and matters required by PCAOB AS1301 (Communication with Audit committees).

4. Reviewing with management and the independent auditors their significant audit findings, and assessing the steps that management has taken or proposes to take to minimize significant financial risks or exposures facing the Company, and periodically reviewing compliance with such steps.

5 Reviewing with the independent auditors, the Company’s management, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and eliciting any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

6. Reviewing management’s annual internal control report, which acknowledges management’s responsibility for establishing and maintaining an adequate internal control structure and procedures for financial reporting, and contains an assessment of the effectiveness of the internal control structure.

7. Discussing with management and the independent auditor, at least semi-annually, policies and programs with respect to enterprise risks, including the risk management process, risk assessments, and significant areas of risk or exposure for the Company.

8. Providing oversight and review of the Company’s risk management processes, information systems as it pertains cybersecurity threats, and insider trading policies, including ensuring that management has appropriate policies and procedures around enterprise risk management including cybersecurity and reviewing management’s ongoing risk assessments and mitigation plans at least twice a year. Included in these reviews will be detailed discussions with management on the status of the Company’s IT/cyber security risks and mitigation efforts as well as reviewing any third-party cyber analysis and penetration testing results. Ensure appropriate resources and funding is available for the Company’s size and business, to mitigate risks to a level within the Company’s risk tolerance.

9. Establishing procedures for the Company’s confidential and anonymous receipt, retention, and treatment of complaints regarding the Company’s accounting, internal controls and auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matter.

10. Investigating any matter brought to its attention within the scope of its duties, including matters brought forth through the Whistleblower Hotline, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

11. Obtaining the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the audit and risk committee, and receiving appropriate funding from the Company, as determined by the audit and risk committee, for the payment of compensation to any such advisors.

12. Conducting an annual performance evaluation of the audit and risk committee and annually evaluating the adequacy of its charter.

13. Reviewing and approving all related party transactions, prior to the Company’s entry into any such transactions, all transactions in which the Company is or will be a participant, which would be reportable by the Company under Item 404 of Regulation S-K promulgated under the Securities Act.

14. Carrying out such other duties and have such other authority as may be assigned or granted by the board of directors or as required to be carried out by applicable law and/or the rules and listing requirements of the NASDAQ Stock Market.

The audit and risk committee will review and approve such related party transactions based on the board approved, One Stop Systems, Inc. “Related Party Transaction Policy.”

The members of our audit and risk committee are Mr. Matz, Ms. Messinger, and Mr. Dumont. Mr. Matz serves as the chair of the committee. All members of our audit and risk committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Capital Market. Our board of directors has determined that Mr. Matz qualifies as an “audit committee financial expert” as defined by applicable SEC rules, and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our board of directors has determined that Mr. Matz, Ms. Messinger, and Mr. Dumont are independent under the applicable rules of the SEC and The Nasdaq Capital Market. We are currently in compliance with Nasdaq rules and Rule 10A-3 since all members of our audit and risk committee have been deemed independent by our board of directors. The audit and risk committee operates under a written charter that satisfies the applicable standards of the SEC and The Nasdaq Capital Market. During fiscal 2023, the audit and risk committee formally met seven times and held various informal meetings throughout the year.

Report of the Audit and Risk Committee of the Board of Directors

The audit and risk committee oversees the Company’s financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit and risk committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The audit and risk committee reviewed with Haskell & White LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit and risk committee under generally accepted auditing standards and the matters listed in Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. In addition, the audit and risk committee has discussed with Haskell & White LLP, its independence from management and the Company, has received from Haskell & White LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Haskell & White LLP’s communications with the audit Public Company Accounting Oversight Board Auditing Standard No. 1301 committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The audit and risk committee met with Haskell & White LLP to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. Haskell & White LLP, as the Company’s independent registered public accounting firm, also periodically updates the audit and risk committee about new accounting developments and their potential impact on the Company’s reporting. The audit and risk committee’s meetings with Haskell & White LLP were held with and without management present. The audit and risk committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The audit and risk committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit and risk committee has recommended to the Company’s board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”). The audit and risk committee and the Company’s board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

This report of the audit and risk committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit and risk committee.

Respectfully submitted,

The Audit and Risk Committee of the Board of Directors
Greg Matz (chairperson)
Gioia Messinger
Retired Vice Admiral Mike Dumont

Compensation Committee

Our compensation committee approves, or recommends to our board of directors, policies relating to compensation and benefits of our officers and employees. The compensation committee approves, or recommends to our board of directors, annual and long-term corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves, or recommends to our board of directors, the compensation of these officers based on such evaluations. The compensation committee also approves, or recommends to our board of directors, the issuance of stock options and other awards under our equity incentive plans. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.

The members of our compensation committee are Ms. Sentovich, Mr. Potashner, and Mr. Herbets. Ms. Sentovich currently serves as the chair of the compensation committee. Our board of directors has determined that Ms. Sentovich, Mr. Potashner, and Mr. Herbets are all independent under the applicable rules and regulations of The Nasdaq Capital Market and all current members qualify as a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act. Our board of directors has determined that each of the members of our compensation committee is an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended. We are currently in compliance with Nasdaq rules since all members of our compensation committee have been deemed independent by our board of directors. The compensation committee operates under a written charter, which the compensation committee will review and evaluate at least annually. During fiscal 2023, the compensation committee formally met six times and held various informal meetings throughout the year.

Nominations and Corporate Governance Committee

The nominations and corporate governance committee is responsible for assisting our board of directors in discharging the board of directors’ responsibilities regarding the identification of qualified candidates to become board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on our board of directors and any committees thereof. In addition, the nominations and corporate governance committee is responsible for overseeing our corporate governance policies, reporting, and making recommendations to our board of directors concerning governance matters and oversight of the evaluation of our board of directors.

The members of our nominations and corporate governance committee are Ms. Messinger, Mr. Potashner, Mr. Matz and Mr. Manko. Ms. Messinger serves as the chair of the committee. Our board of directors has determined that Ms. Messinger, Mr. Potashner, Mr. Matz and Mr. Manko are all independent under the applicable rules and regulations of the Nasdaq Capital Market relating to nominations and corporate governance committee independence. We are currently in compliance with Nasdaq rules due to the fact that all members of our nominations and corporate governance committee have been deemed independent by our board of directors. The nominations and corporate governance committee operates under a written charter, which the nominations and corporate governance committee will review and evaluate at least annually. During fiscal 2023, the nominations and corporate governance committee formally met six times and held various informal meetings throughout the year.

Board Leadership Structure

Our board of directors currently consists of nine directors; however, the size of the board will automatically decrease to seven, effective upon closing of the polls for voting on the election of directors at the Annual Meeting. Although our chief executive officer serves as a director on our board, our current chief executive officer and chairman roles are held by two different individuals. We believe that, once the size of board is decreased back down to seven members, our leadership structure will be appropriate for the size and scope of operations of a company of our size and is in line with that of our peers. Our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of the Company and its stockholders are best served.

Role of Board in Risk Oversight Process

Our board of directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic, and reputational risk.

The audit and risk committee reviews information regarding liquidity and operations, and oversees our management of cybersecurity and financial risks. Periodically, the audit and risk committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit and risk committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. In addition, the audit and risk committee, among other things, assists our board of directors in overseeing and monitoring the Company’s senior management with carrying out its responsibilities such as identifying and assessing the material risks the company faces, establishing a risk management, crisis management and emergency response plan, overseeing financial, strategic and market risks as well as other risks the Company may face and approving the Company’s enterprise wide risk management framework in conjunction with the board of directors.

The compensation committee is responsible for assessing whether any of our compensation policies or programs have the potential to encourage excessive risk-taking. The nominations and corporate governance committee reviews compliance with external and internal compliance with policies, procedures, and practices consistent with the Company’s amended and restated certificate of incorporation and amended and restated bylaws, as amended. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.

Board of Directors Meetings

During fiscal year 2023, our board of directors formally met seven times, including via telephonic meetings, and held various informal meetings throughout the year. In that year, each director attended at least 75% of the total number of meetings held during such director’s term of service by the board of directors and each committee of the board of directors on which such director served.

Board Diversity

Our nominations and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills, and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominations and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, will consider many factors, including the following:

•
Personal and professional integrity, ethics and values;
•
Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
•
Experience as a board member or executive officer of another publicly-held company;
•
Strong finance experience;
•
Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•
Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence, and specialized experience;
•
Experience relevant to our business industry and with relevant social policy concerns; and
•
Relevant academic expertise or other proficiency in an area of our business operations.

Currently, our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The board values diversity and supports having directors of diverse gender, race, and ethnicity, along with varied skills and experiences. Information regarding the diversity of our board members is outlined in the below table:

OSS Board Diversity Matrix (January 1, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Gender Not Disclosed
Part 1: Gender Identity
Directors	2	7	0	0
Part II: Demographic Background
Hispanic or Latinx	1	0	0	0
White	1	7	0	0
LGBTQ+	1
Did Not Disclose Demographic Background	0

In addition to the foregoing, three of our directors are military veterans.

Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors should submit their written comments to our corporate secretary, One Stop Systems, Inc., 2235 Enterprise Street #110, Escondido, CA 92029. The corporate secretary will forward such communications to the chairman and other members of our board of directors, as relevant; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining relevant directors (subject to the remaining directors concurring with such opinion) or specific committees of the board of directors, as applicable.

Although we do not have a formal policy, members of the board of directors are encouraged to attend annual meetings of our stockholders. A majority of our directors attended the annual meeting of stockholders held in May 2023.

Corporate Governance

Our Code of Business Conduct and Ethics, Corporate Governance Guidelines, Insider Trading Policy, Related Party Transactions Policy, Whistleblower Policy, Audit and Risk Committee Charter, Compensation Committee Charter, and Nominations and Corporate Governance Committee Charter are available, free of charge, on our website at https://onestopsystems.com/pages/governance-documents. Please note, however, that the information contained on our website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide a copy of these documents as well as our other corporate governance documents, free of charge, to any stockholder upon written request to One Stop Systems, Inc., 2235 Enterprise Street #110, Escondido, CA 92029.

Conflicts of Interest

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•
the corporation could financially undertake the opportunity;
•
the opportunity is within the corporation’s line of business; and
•
it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

We have adopted a Code of Business Conduct and Ethics that obligates our directors, officers, and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Director Compensation

The following table sets forth information for the year ended December 31, 2023, regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our board of directors during 2023.

Name	Fees earned or paid in cash ($)	Stock awards ($)	RSU awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Ken Potashner	$47,840	$70,145	$-	$-	$-	$30,062	$148,047
David Raun (1)	$20,404	$-	$-	$-	$-	$-	$20,404
Kimberly Sentovich	$41,860	$-	$-	$-	$-	$-	$41,860
Gioia Messinger	$37,375	$-	$-	$-	$-	$10,258	$47,633
Greg Matz	$41,860	$-	$-	$-	$-	$-	$41,860
Mike Dumont (2)	$8,970	$-	$-	$-	$-	$-	$8,970
Joseph Manko, Jr. (3)	$-	$-	$-	$-	$-	$-	$-
Mitch Herbets (4)	$3,413	$-	$-	$-	$-	$-	$3,413
Jack Harrison (5)	$31,395	$-	$-	$-	$-	$10,258	$41,653
Sita Lowman (6)	$26,910	$-	$-	$-	$-	$-	$26,910

(1)
Mr. Raun served as the Company’s president and chief executive officer until June 5, 2023. Mr. Raun’s entitlement to compensation for his services as a director of the Company commenced as of the effective date of his resignation as on officer of the Company. See the “Summary Compensation Table” and related narrative disclosures included elsewhere in this Proxy Statement for information regarding compensation paid to Mr. Raun for his services as an executive officer of the Company.
(2)
Mr. Dumont was appointed as a director of the Company effective September 30, 2023.
(3)
Mr. Manko was appointed as a director of the Company effective November 6, 2023. Mr. Manko has voluntarily elected to waive the right to receive compensation for his services as a director until the size of the board is decreased back down to seven in connection with the Annual Meeting, and as a result did not receive any compensation for such services in 2023.
(4)
Mr. Herbets was appointed as a director of the Company effective November 27, 2023.
(5)
Mr. Harrison and Ms. Lowman resigned from the board of directors and the respective committees on which they served, effective September 30, 2023.

During the year ended December 31, 2023, our non-executive directors were entitled to receive the following cash payments as compensation for serving on our board:

•
All non-executive board members are entitled to quarterly payments of $8,970.
•
The chairman of our board is entitled to an additional quarterly cash payment of $2,990.
•
The chair of each committee of our board is entitled to an additional quarterly cash payment of $1,495.

In previous years, in addition to cash compensation, our non-executive directors were also entitled to receive RSUs as further consideration for their board services. However, except as set forth below, we did not grant any equity awards to our non-executive directors in the year ended December 31, 2023, due to the extremely limited number of shares available for issuance under our 2017 Plan. The board may elect to reinstate our prior practices to grant equity to our non-executive directors at such time that our 2017 Plan is amended to increase the number of shares authorized for issuance thereunder, which amendment will require shareholder approval.

In addition to the foregoing, in connection with the transition to a new chief executive officer and president, our board of directors constituted a new committee of the board, the strategic transition committee, to assist in the identification, transition and retention of a successor chief executive officer, including to work with the engaged search firm to accomplish the foregoing, and to perform other duties as may be necessary or desirable from time to time in connection with the reorganization of the Company. Members of the strategic transaction committee consisted of Jack Harrison (chair of the committee), Gioia Messinger and Kenneth Potashner. The strategic transition committee was dissolved in June 2023.

As additional compensation for the services rendered as members of the strategic transition committee (i) from January 1, 2023 through June 5, 2023, Mr. Harrison and Ms. Messinger received $2,000 per month in cash (for a total of $10,257.53 each), which cash payment was paid to each of the relevant members in one lump sum in June 2023, and (ii) Mr. Potashner was entitled to receive (A) 3,333 shares of Company common stock per month, commencing November 1, 2022 and continuing through June 5, 2023, which shares amounted to 23,778 shares in the aggregate and were issued to Mr. Potashner in a single grant in June 2023, and (B) a one-time cash payment equal to 30% of the total value of the shares issued to Mr. Potashner to cover taxes payable in connection with the issuance of such shares (amounting to $30,062.19).

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of March 31, 2024. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable.

Name	Age	Position
Executive Officers:
Mike Knowles	57	President, Chief Executive Officer and Director
John W. Morrison, Jr.	66	Chief Financial Officer, Treasurer and Secretary
Jim Ison	54	Chief Product Officer

The biography of Michael Knowles can be found under “Proposal 1 – Election of Directors.”

John W. Morrison, Jr. has served as our chief financial officer since September 1, 2017. Mr. Morrison is a CPA with more than three decades of experience in public accounting and all aspects of financial reporting and financing. From June 2014 to September 2017, he served as the chief financial and operations officer for the Carol Cole Company (“Carole Cole”). Prior to joining Carol Cole, he served as a consultant to various private companies regarding their financial and operational affairs. From January 2013 to September 2013, he served as the chief financial officer of Gen-E, an information technology and services company. Mr. Morrison also served as the executive vice president and chief financial officer for the Kelley Blue Book Company for 11 years. He began his career working 15 years for the public accounting firm PricewaterhouseCoopers (now PwC) both in the U.S. and Asia. Mr. Morrison holds a B.S. in accounting and business management and MACC in Accounting from Brigham Young University.

Jim Ison, has been with OSS since 2004, and currently serves as our chief product officer, prior to which appointment he served as our chief sales and marketing officer. Mr. Ison has nearly three decades of combined sales, product management and marketing management experience in leading-edge large-scale electronic systems using breakthrough technologies. His expertise covers government, communications and HPC markets with particular focus on AI applications in unique environments. Prior to joining OSS, Mr. Ison held senior sales and marketing positions for Ziatech and Rittal. During the 17 years he has served in a management role at OSS, he has led the technological evolution. Mr. Ison holds a bachelor’s degree in Aeronautical Engineering from Cal Poly SLO and an MBA from University of Florida.

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2023, our “named executive officers” and their positions were as follows:

•
Michael Knowles, president and chief executive officer;
•
David Raun, former president and chief executive officer;
•
John W. Morrison Jr., chief financial officer, treasurer and secretary; and
•
Jim Ison, chief product officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned by each individual who served (i) as our principal executive officer at any time during 2023, and (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards (2)	All Other Compensation ($) (3)	Total ($)
Mike Knowles (4)	2023	$256,539	$-	$1,180,000	$796,000	$13,034	$2,245,573
President and Chief Executive Officer	2022	$-	$-	$-	$-	$-	$-

David Raun (4)	2023	$353,477	$142,418	$-	$-	$15,960	$511,855
Former President and Chief Executive Officer	2022	$355,231	$293,360	$783,900	$-	$27,166	$1,459,657

Jim Ison	2023	$290,004	$25,900	$201,400	$-	$38,108	$555,412
Chief Product Officer	2022	$283,039	$115,299	$220,080	$-	$31,765	$650,182

John W. Morrison Jr.	2023	$308,212	$38,600	$249,100	$-	$38,596	$634,508
Chief Financial Officer	2022	$298,477	$172,108	$251,520	$-	$31,648	$753,753

(1)
Amounts reflect the full grant-date fair value of stock awards, consisting of restricted stock units, granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to our officers in Note 10 to the audited consolidated financial statements for the year ended December 31, 2023.
(2)
Represents the fair market value of options on date of issuance using Black Scholes option pricing model.
(3)
Represents payment of health insurance premiums and 401(k) contributions.
(4)
Mr. Raun stepped down as the Company's chief executive officer and president and Mr. Knowles was appointed to serve in such roles, in each case effective June 5, 2023.

Narrative Disclosure to Compensation Table

Employment Agreements

Executive Employment Agreement with Mike Knowles

On May 16, 2023, the Company entered into an employment agreement with Michael Knowles, pursuant to which, effective June 5, 2023, Mr. Knowles began serving as chief executive officer and president of the Company. The initial term of Mr. Knowles’ employment agreement is three years from the effective date, after which it will automatically renew on an annual basis, subject to earlier termination in accordance with the terms of the agreement. During the year ended December 31, 2023, Mr. Knowles was entitled to a base salary of $460,000 per annum, subject to annual increases as determined by the compensation committee, and an annual bonus in the amount of 75% of his then annual base salary. The bonus is based on Mr. Knowles’ performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Knowles is eligible to participate in the 2017 Plan, subject to the discretion of the board of directors, if and when, the board of directors determines to make a grant to him. On March 25, 2024, Mr. Knowles’ base salary was increased to $478,400, as approved by the compensation committee and board of directors on such date.

In addition to the foregoing compensation, as an inducement material to his entering into his employment with the Company, on June 5, 2023, Mr. Knowles was granted (i) non-qualified stock options to purchase 400,000 shares of Company common stock (the “Inducement Options”), which Inducement Options have an exercise price equal to the fair market value of the Company’s common stock on the date of the grant and will expire ten years from the date of the grant; and (ii) 400,000 restricted stock units (the “Inducement RSUs,” and together with the Inducement Options, the “Inducement Grants”). Both the Inducement Options and the Inducement Grants shall vest over a four-year period as follows: 25% on the one-year anniversary of the date of the grant, and the remaining 75% will vest in six equal installments, commencing six months after the one-year anniversary of the date of grant and every six months thereafter until fully vested, subject to Mr. Knowles continued employment by the Company. The Inducement Grants were granted outside of our 2017 Plan, and in reliance on the employment inducement exemption provided under the Nasdaq Listing Rule 5635(c)(4).

Furthermore, under the terms of the employment agreement with Mr. Knowles, if we terminate his employment for a reason other than good cause, or Mr. Knowles resigns for good reason, Mr. Knowles is entitled to receive: (i) severance payments in an aggregate amount of twelve months of his then-current base salary; (ii) continuation of group health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) at OSS’ expense for a period of twelve months following the termination date; and (iii) unvested RSUs held by Mr. Knowles shall accelerate so that an additional twelve months of RSUs shall vest from the termination date. Mr. Knowles must provide a release and waiver to OSS as a condition of receiving benefits (ii)-(iii) set forth in this paragraph.

If Mr. Knowles’ employment is terminated as a result of his death or following his permanent disability, Mr. Knowles or his estate, as applicable, is entitled to the following payments and benefits: (i) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan, expense reimbursement or practice to which he is entitled; and (ii) a lump sum cash payment in an amount equal to his “earned” bonus for the calendar quarter during which his date of termination occurs calculated as of the date of termination (wherein “earned” means that he has met the applicable bonus metrics as of date of such termination, as determined by the board of directors), prorated for such portion of the calendar quarter during which such termination occurs that has elapsed through the date of termination.

Executive Employment Agreement with David Raun

During the year ended December 31, 2023 (through his resignation on June 5, 2023), Mr. Raun was entitled to a base salary of $359,000 per annum, subject to annual increases as determined by the compensation committee, and an annual bonus (paid out quarterly if targets are met) in the amount of 50% of his then annual base salary. The bonus was to be determined based on Mr. Raun’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Raun was eligible to participate in our 2017 Plan, subject to the discretion of the board of directors, if and when, the board of directors determines to make a grant to him.

Under the terms of the employment agreement with Mr. Raun, if we terminate his employment for other than good cause, or if Mr. Raun resigns for good reason, Mr. Raun is entitled to the following payments and benefits: (i) his fully earned but unpaid base salary through the date of termination at the rate then in effect, and any unreimbursed expenses incurred in accordance with Company policy; (ii) severance payments in an aggregate amount up to twelve months of Mr. Raun’s then-current Base Salary; (iii) the continuation of Mr. Raun’s group health continuation coverage under COBRA at OSS’ expense for a period of twelve months following the termination date; and (iv) unvested RSUs shall accelerate so that an additional twelve months of RSUs shall vest from the termination date. Mr. Raun must provide a release and waiver to OSS as a condition of receiving benefits (ii)-(iv) set forth in this paragraph.

On April 3, 2023, the Company and Mr. Raun entered into an amended and restated employment agreement (“A&R Agreement”), which superseded his prior employment agreement. The terms and conditions of the A&R Agreement were substantially similar to those included in his prior agreement, with the exception of the following changes: (i) the A&R Agreement was to remain in effect until the earlier of June 24, 2023 and the first day on which a different individual commences his or her employment as chief executive officer of the Company, unless otherwise extended by the parties; (ii) Mr. Raun was entitled to receive a retention bonus that is equivalent to 50% of his base salary, to be prorated on a daily basis through his termination date; (iii) Mr. Raun was eligible to receive, at the sole discretion of the Company’s board of directors, a performance-based grant of 201,000 RSUs (the “Incentive RSUs”) pursuant to the 2017 Plan, which if they had been granted, would have vested at a rate of 183.5 RSUs per day, commencing February 2, 2023, and ending on his termination date of June 5, 2023, (no such RSUs were granted); any of such Incentive RSUs that remain unvested as of his termination date shall be forfeited and cancelled; (iv) in addition to those payments and benefits set forth in the paragraph immediately above, except with respect to any unvested Incentive RSUs, all other RSUs held by Mr. Raun that were scheduled to vest within twelve months from his termination date were to be accelerated to vest as of the date of termination, provided, that with respect to that tranche of unvested RSUs held by Mr. Raun that were scheduled to vest on August 3, 2024, the Company agreed to prorate and accelerate the vesting of that portion of the tranche that would otherwise vest within twelve months of the termination date if vesting of the RSUs in such tranche were to vest on a daily basis (as opposed to a six month basis); (v) Mr. Raun shall also be entitled to receive the same payments and benefits set forth in the paragraph immediately above and (iv) set forth in this paragraph in the event that the A&R Agreement expires pursuant to its terms; and (vi) the Board agreed to nominate Mr. Raun for election to the Company’s board of directors at the Annual Meeting.

The A&R Agreement terminated pursuant to its terms on June 5, 2023, which is the same date that Mr. Knowles was appointed as chief executive officer and president of the Company. In connection with such termination, and pursuant to the terms of the A&R Agreement, Mr. Raun received a cash payment in the amount of $76,718 and the vesting of an aggregate of 150,556 RSUs was accelerated to June 5, 2023.

Executive Employment Agreement with John Morrison

During the year ended December 31, 2023, Mr. Morrison was entitled to a base salary of $310,648 per annum, subject to annual increases as determined by the compensation committee, and a target quarterly bonus in the amount of 35% of his quarterly base salary. The target quarterly bonus is based on Mr. Morrison’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Morrison is eligible to participate in our 2017 Plan, subject to the discretion of the board of directors, if and when, the board of directors determines to make a grant to him. On March 25, 2024, Mr. Morrison’s base salary was increased to $323,074, as approved by the compensation committee and board of directors on such date.

Under the terms of the employment agreement with Mr. Morrison, if we terminate his employment without cause (as defined below) or he resigns for good reason (as defined below) at any time other than within three months immediately preceding or twelve months immediately following the effective date of a change in control (as defined below), he is entitled to the following payments and benefits: (i) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (ii) severance payments in an aggregate amount up to six months of Mr. Morrison’s then-current Base Salary, paid to Mr. Morrison on OSS’ regular paydays until the earlier of (a) the date that is six months following his termination or (b) the date as of which he commences employment with another employer, subject to standard payroll deductions and withholdings; (iii) a lump sum payment equal to Mr. Morrison’s then-current target bonus; and (iv) the continuation of Mr. Morrison’s group health continuation coverage under COBRA at OSS’ expense for a period of six months following the termination date, provided, however, that in the event Mr. Morrison becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately. Mr. Morrison must provide a release and waiver to OSS as a condition of receiving benefits (ii)-(iv) set forth in this paragraph.

In the event Mr. Morrison’s termination without cause or resignation for good reason occurs within the three months immediately preceding or twelve months immediately following a change in control, he is entitled to the following payments and benefits: (i) a single lump-sum payment in an amount equal to six months of Mr. Morrison’s then-current base salary, subject to standard payroll deductions and withholdings, payable within ten business days of the date the release and waiver becomes effective; and (ii) provided that Mr. Morrison timely elects such coverage, the continuation of Mr. Morrison’s group health continuation coverage under COBRA at OSS’ expense for a period of six months following the termination date; provided, however, that in the event Mr. Morrison becomes eligible for comparable group insurance coverage in connection with new employment, such

COBRA premium payments by OSS shall terminate immediately; and (iii) the vesting of the shares subject to each of Mr. Morrison’s equity awards and stock options shall be accelerated such that one hundred percent (100%) of said shares shall be deemed fully-vested and, if applicable, immediately exercisable effective as of the date of such termination.

If Mr. Morrison’s employment is terminated as a result of his death or following his permanent disability, Mr. Morrison or his estate, as applicable, is entitled to the following payments and benefits: (i) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan, expense reimbursement or practice to which he is entitled; and (ii) a lump sum cash payment in an amount equal to his “earned” bonus for the calendar quarter during which his date of termination occurs calculated as of the date of termination (wherein “earned” means that he has met the applicable bonus metrics as of date of such termination, as determined by the board of directors), prorated for such portion of the calendar quarter during which such termination occurs that has elapsed through the date of termination.

Executive Employment Agreement with Jim Ison

During the year ended December 31, 2023, Mr. Ison was entitled to a base salary of $294,580 per annum, subject to annual increases as determined by the compensation committee, and a target quarterly bonus in the amount of 25% of his quarterly base salary. The target quarterly bonus is based on Mr. Ison’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Ison is eligible to participate in our 2017 Plan, subject to the discretion of the board of directors if and when the board of directors determines to make a grant to him. On March 25, 2024, Mr. Ison’s base salary was increased to $306,363, as approved by the compensation committee and board of directors on such date.

Under the terms of the employment agreement with Mr. Ison, if we terminate his employment without cause (as defined below) or he resigns for good reason (as defined below) at any time other than within three months immediately preceding or twelve months immediately following the effective date of a change in control (as defined below), he is entitled to the following payments and benefits: (i) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (ii) severance payments in an aggregate amount up to six months of Mr. Ison’s then-current base salary, paid to Mr. Ison on OSS’ regular paydays until the earlier of (a) the date that is six months following his termination or (b) the date as of which he commences employment with another employer, subject to standard payroll deductions and withholdings; (iii) a lump sum payment equal to Mr. Ison’s then-current target bonus; and (iv) the continuation of Mr. Ison’s group health continuation coverage under COBRA at OSS’ expense for a period of six months following the termination date; provided, however, that in the event Mr. Ison becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately. Mr. Ison must provide a release and waiver to OSS as a condition of receiving benefits (ii)-(iv) set forth in this paragraph.

In the event Mr. Ison’s termination without cause or resignation for good reason occurs within the three months immediately preceding or twelve months immediately following a change in control, he is entitled to the following payments and benefits: (i) a single lump-sum payment in an amount equal to six months of Mr. Ison’s then-current base salary, subject to standard payroll deductions and withholdings, payable within ten business days of the date the release and waiver becomes effective; and (ii) provided that Mr. Ison timely elects such coverage, the continuation of Mr. Ison’s group health continuation coverage under COBRA at OSS’ expense for a period of six months following the termination date; provided, however, that in the event Mr. Ison becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately; and (iii) the vesting of the shares subject to each of Mr. Ison’s equity awards and stock options shall be accelerated such that one hundred percent (100%) of said shares shall be deemed fully-vested and, if applicable, immediately exercisable effective as of the date of such termination.

If Mr. Ison’s employment is terminated as a result of his death or following his permanent disability, Mr. Ison or his estate, as applicable, is entitled to the following payments and benefits: (i) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan, expense reimbursement or practice to which he is entitled; and (ii) a lump sum cash payment in an amount equal to his “earned” bonus for the calendar quarter during which his date of termination occurs calculated as of the date of termination (wherein “earned” means that he has met the applicable bonus metrics as of date of such termination, as determined by the board of directors), prorated for such portion of the calendar quarter during which such termination occurs that has elapsed through the date of termination.

Annual Cash Bonus

For 2023 and 2022, Mr. Knowles, Mr. Raun, Mr. Ison, and Mr. Morrison were eligible for bonuses. The executives’ bonuses for 2023 and 2022 were determined at the discretion of our board of directors based on its assessment of our corporate performance. Typically, a substantial portion of the bonus earned in a given year is paid at the beginning of the subsequent year after the review of the annual financial statements. Based on this assessment, Mr. Knowles did not receive a bonus in 2023; Mr. Raun received bonuses of $142,418 in 2023 and $293,360 in 2022 representing 40.3% and 82.6% of his paid salary for 2023 and 2022, respectively. Mr. Ison received bonuses of $25,900 in 2023 and $115,299 in 2022, representing 8.9% and 40.7% of his paid salary for 2023 and 2022, respectively. Mr. Morrison received bonuses of $38,600 and $172,108, representing 12.5% and 57.7% of his paid salary for 2023 and 2022, respectively.

Equity Compensation

As discussed elsewhere in this Proxy Statement, there are currently a limited number of shares of Company available for issuance under our 2017 Plan. As a result, our ability to grant equity compensation to our executive officers is also limited.

Typically, we primarily offer stock options and/or RSUs to our named executive officers as the long-term incentive component of our compensation program. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Since we completed our IPO, we have determined the fair market value of our common stock based on the closing price of our common stock on the Nasdaq Capital Market. Generally, the stock options we grant vest over three years, subject to the employee’s continued employment with us on the vesting date.

On June 5, 2023, Mr. Knowles received an RSU grant of 400,000 shares of our common stock and 400,000 incentive stock options. The RSUs and options vest over a four year period, with 25% vesting on the one-year anniversary of the date of the grant, and the remaining 75% vesting in six equal installments, commencing six months after the one-year anniversary of the date of grant and every six months thereafter until fully vested, subject to Mr. Knowles continued employment by the Company. These RSUs and stock options were granted outside of our 2017 Plan, and in reliance on the employment inducement exemption provided under the Nasdaq Listing Rule 5635(c)(4).

On March 16, 2023, Mr. Ison received an RSU grant of 76,000 shares of common stock. The RSUs vest over a three year period beginning one year after the date of grant with equal semi-annual installments over a period of three years, subject to his continued employment with us on each vesting date.

On February 3, 2022, Mr. Ison received an RSU grant of 56,000 shares of common stock. The RSUs vest over three year period beginning one year after the date of grant with equal semi-annual installments over a period of three years, subject to his continued employment with us on each vesting date.

On March 16, 2023, Mr. Morrison received an RSU grant of 94,000 shares of common stock. The RSUs vest over a three year period beginning one year after the date of grant with equal semi-annual installments over a period of three years, subject to his continued employment with us on each vesting date.

On February 3, 2022, Mr. Morrison received an RSU grant of 64,000 shares of our common stock. The RSUs vest over a three year period beginning one year after the date of grant with equal semi-annual installments over a period of three years, subject to his continued employment with us on each vesting date.

Stock awards granted to our named executive officers may be subject to accelerated vesting in certain circumstances. For additional discussion, please see the sections entitled “Employment Agreements,” above, and “Change in Control Benefits,” below.

Prior to our IPO, we adopted our 2017 Plan in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our Company and certain of our affiliates to enable our Company and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success. For additional information about the 2017 Plan, please see the section titled “Incentive Awards Plans” below.

Other Elements of Compensation

Retirement Plans

We have a 401(k) retirement plan. Under the terms of the plan, eligible employees may defer up to 20% of their pre-tax earnings, subject to the Internal Revenue Service annual contribution limit. Additionally, the plan allows for discretionary matching contributions by us. In 2023 and 2022, the matching contribution was 100% of the employee’s contribution up to a maximum of 5% of the employee’s annual compensation. However, matching contributions to the 401(k) plan were suspended in August 2023, as a component of the Company’s cost containment efforts, and were subsequently reinstated in January 2024.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans which include health, vision, dental, disability, flex-spending, life insurance and our 401(k) plan.

Change in Control Benefits

Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our Company. Each of our named executive officers’ employment agreements entitles them to accelerated vesting of all outstanding equity awards, as well as certain other benefits, upon a change in control of our Company. For additional discussion, please see the section “Employment Agreements,” above.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023.

		Option Awards					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive plan awards: Market or payout value of unearned share, units or other right that have not vested ($)
Mike Knowles	6/5/2023	-	400,000	-	$2.95	6/5/2033	-	-	-	-
	6/5/2023	-	-	-	$0.00	6/5/2026	400,000	840,000	-	-

David Raun (1)	4/18/2017	10,000	-	-	$1.95	4/17/2027	-	-	-	-
	6/23/2020	412,125	-	-	$2.14	6/5/2024	-	-	-	-

Jim Ison	4/18/2017	20,000	-	-	$1.95	4/18/2027	-	-	-	-
	4/2/2016	23,991	-	-	$1.08	4/2/2026	-	-	-	-
	3/16/2023	-	-	-	-	-	76,000	159,600	-	-
	2/3/2022	-	-	-	-	-	28,000	58,800	-	-
	5/19/2021	-	-	-	-	-	2,500	5,250	-	-

John W. Morrison Jr.	3/16/2023	-	-	-	-	-	94,000	197,400	-	-
	2/3/2022	-	-	-	-	-	32,000	67,200	-	-
	5/19/2021	-	-	-	-	-	3,334	7,001	-	-

(1) Mr. Raun stepped down from his roles as president and chief executive officer of the Company on June 5, 2023, and Mr. Knowles was appointed to such roles effective as of the same day.

Incentive Awards Plans

2017 Equity Incentive Plan

Our board of directors adopted our 2017 Plan on October 10, 2017. Our 2017 Plan allows for the grant of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants and restricted stock units.

Amendments to the 2017 Plan

On June 24, 2020, the Company amended the 2017 Plan to increase the number of shares of common stock with respect to one or more Stock Awards (as defined in the 2017 Plan) that may be granted to any one participant under the 2017 Plan during any calendar year from 500,000 shares to 1,000,000 shares. The amendment did not increase the total number of shares of common stock reserved under the 2017 Plan, and did not require stockholder approval.

On May 19, 2021, the Company’s stockholders approved the Company’s proposal to increase the number of shares authorized for issuance under the 2017 Plan from 1,500,000 shares to 3,000,000 shares of common stock of the Company pursuant to the terms and conditions of the 2017 Plan. The amendment took effect upon receipt of stockholder approval.

On March 15, 2024, our board of directors unanimously approved the Plan Amendment, subject to stockholder approval thereof (see Proposal 3), which if approved by our stockholders at the Annual Meeting, would result in an increase in the number of shares of common stock authorized for issuance under the 2017 Plan to 5,000,000 shares of common stock. Our board of directors has directed that the Plan Amendment be submitted to our stockholders for their approval at the Annual Meeting. If approved by our stockholders, the Plan Amendment will be effective as of the date of such approval.

Authorized Shares. A total of 3,000,000 shares of common stock are authorized under the 2017 Plan.

Plan Administration. As permitted by the terms of the 2017 Plan, the board of directors has delegated administration of the 2017 Plan to the compensation committee. As used herein with respect to the 2017 Plan, the “Board of Directors” refers to any committee the board of directors appoints as well as to the board of directors itself. Subject to the provisions of the 2017 Plan, the Board of Directors has the power to construe and interpret the 2017 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. Subject to the limitations set forth below, the Board of Directors will also determine the exercise price of options granted under the 2017 Plan and, with the consent of any adversely affected option holder, may reduce the exercise price of any outstanding option, cancel an outstanding option in exchange for a new option covering the same or a different number of shares of common stock or another equity award or cash or other consideration, or any other action that is treated as a repricing under generally accepted accounting principles. All decisions, determinations, and interpretations by the Board of Directors regarding the 2017 Plan shall be final and binding on all participants or other persons claiming rights under the 2017 Plan or any award.

Options. Options granted under the 2017 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board of Directors. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the 2017 Plan may be subject to different vesting terms. The Board of Directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2017 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement. The maximum term of options under the 2017 Plan is 10 years, except that in certain cases the maximum term of certain incentive stock options is five years. Options under the 2017 Plan generally terminate three months after termination of the participant’s service. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.

Stock Bonuses and Restricted Stock Awards. Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board of Directors and permitted under applicable law. The Board of Directors may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Restricted stock unit awards are settled in shares of the Company’s common stock. Dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, as determined by the Board of Directors. At the discretion of the Board of Directors, such dividend equivalents may be converted into additional shares covered by the restricted stock unit award. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

Certain Adjustments. Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the 2017 Plan and outstanding awards. In that event, the 2017 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2017 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

2015 Stock Option Plan

Our board of directors adopted, and our stockholders approved, our 2015 Stock Option Plan (the “2015 Plan”) in December 2015. Our 2015 Plan allows for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options to our employees, directors and consultants and our parent and subsidiary corporations’ employees, directors, and consultants.

Authorized Shares. A total of 1,500,000 shares of common stock were authorized for grant under the 2015 Plan. Our 2015 Plan was terminated by the board of directors on October 10, 2017, and accordingly, no shares are available for issuance under the 2015 Plan. Our 2015 Plan will continue to govern outstanding awards granted thereunder.

Plan Administration. Our board of directors or a committee of our board (the administrator) administers our 2015 Plan. Subject to the provisions of the 2015 Plan, the administrator has the full authority and discretion to take any actions it deems necessary or advisable for the administration of the 2015 Plan. The administrator has the power to construe and interpret the terms of our 2015 Plan and awards granted under it, to prescribe, amend and rescind rules relating to our 2015 Plan, including rules and regulations relating to sub-plans, and to determine the terms and conditions of the awards, including the exercise price, the number of shares of our common stock subject to each such award, any vesting acceleration or waiver of forfeiture restrictions, and any restrictions or limitations regarding awards or the shares relating thereto. All decisions, interpretations and other actions of the administrator are final and binding on all participants in the 2015 Plan.

Options. Stock options may be granted under our 2015 Plan. The exercise price per share of all options must equal at least 100% of the fair market value per share of our common stock on the date of grant, as determined by the administrator. The term of a stock option may not exceed 10 years. With respect to any participant who owns 10% of the voting power of all classes of our outstanding stock as of the grant date, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price per share of such incentive stock option must equal at least 110% of the fair market value per share of our common stock on the date of grant, as determined by the administrator.

After termination of an employee, director, or consultant, he or she may exercise his or her option for the period of time as specified in the applicable option agreement. If termination is due to death or disability, the option generally will remain exercisable for at least twelve months. In all other cases, the option will generally remain exercisable for at least 90 days. However, an option generally may not be exercised later than the expiration of its term.

Transferability of Options. Unless our administrator provides otherwise, our 2015 Plan generally does not allow for the transfer or assignment of options, except by will or by the laws of descent and distribution.

Certain Adjustments. In the event of certain changes in our capitalization, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan, the administrator will adjust the number and class of shares that may be delivered under our 2015 Plan and/or the number, class and price of shares covered by each outstanding award.

2011 Stock Option Plan

Our board of directors adopted, and our stockholders approved, our 2011 Stock Option Plan in December 2011 (the “2011 Plan”). Our 2011 Plan allows for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options to our employees, directors and consultants and our parent and subsidiary corporations’ employees, directors, and consultants.

Authorized Shares. A total of 1,500,000 shares of common stock were authorized for grant under the 2011 Plan. Our 2011 Plan was terminated by the board of directors on October 10, 2017, and accordingly, no shares are available for issuance under the 2011 Plan. Our 2011 Plan will continue to govern outstanding awards granted thereunder.

Plan Administration. Our board of directors administers our 2011 Plan. Subject to the provisions of the 2011 Plan, the board of directors has the full authority and discretion to take any actions it deems necessary or advisable for the administration of the 2011 Plan. The board of directors has the power to construe and interpret the terms of our 2011 Plan and awards granted under it, to prescribe, amend and rescind rules relating to our 2011 Plan, including rules and regulations relating to sub-plans, and to determine the terms and conditions of the awards, including the exercise price, the number of shares of our common stock subject to each such award, any vesting acceleration or waiver of forfeiture restrictions, and any restrictions or limitations regarding awards or the shares relating thereto. All decisions, interpretations, and other actions of the board of directors are final and binding on all participants in the 2011 Plan.

Options. Stock options may be granted under our 2011 Plan. The exercise price per share of all options must equal at least 100% of the fair market value per share of our common stock on the date of grant, as determined by the board of directors. The term of a stock option may not exceed 10 years. With respect to any participant who owns 10% of the voting power of all classes of our outstanding stock as of the grant date, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price per share of such incentive stock option must equal at least 110% of the fair market value per share of our common stock on the date of grant, as determined by the board of directors.

After termination of an employee, director, or consultant, he or she may exercise his or her option for the period of time as specified in the applicable option agreement. If termination is due to death or disability, the option generally will remain exercisable for at least twelve months. In all other cases, the option will generally remain exercisable for at least 90 days. However, an option generally may not be exercised later than the expiration of its term.

Transferability of Options. Unless our board of directors provides otherwise, our 2011 Plan generally does not allow for the transfer or assignment of options, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the board of directors, in its discretion, a non-statutory option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act.

Certain Adjustments. In the event of certain changes in our capitalization, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2011 Plan, the board of directors will adjust the number and class of shares that may be delivered under our 2011 Plan and/or the number, class and price of shares covered by each outstanding award.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, the following table provides information regarding the total compensation earned by each individual who served (i) as our principal executive officer at any time during 2023, and (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of December 31, 2023, during each of the fiscal years ended December 31, 2023 and December 31, 2022. For information on our executive compensation program, see the above Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End Table.

Year	Summary compensation table tool for PEO (1)(2)	Summary compensation table tool for PEO (1)(3)	Compensation actually paid to PEO (2)(4)	Compensation actually paid to PEO (2)(4)	Average summary compensation table total for non-PEO named executive officers (5)	Average compensation actually paid to non-PEO named executive officers (6)	Net income
2023	$2,245,573	$511,855	$260,077	$497,276	$594,960	$340,551	$(6,716,176)
2022	$-	$1,459,657	$-	$655,445	$701,968	$445,855	$(2,229,055)

(1)
The dollar amounts reported in these columns are the amounts of total compensation reported for our respective PEOs for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”
(2)
Michael Knowles was appointed as the Company’s president and chief financial officer, effective June 5, 2023, and served as the Company’s PEO from such date through December 31, 2024. Mr. Knowles was not employed by the Company prior to such date, and therefore did not receive any compensation during the year ended December 31, 2022.
(3)
David Raun served as the Company’s president and chief financial officer for the entirety of the year ended December 31, 2022 and through June 5, 2023, and served as the Company’s PEO for such period.
(4)
The dollar amounts reported these columns represent the amount of “compensation actually paid” to our respective PEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our respective PEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for each year to determine the compensation actually paid:

	2023		2022
Adjustments:	PEO ($)	PEO ($)	PEO ($)	PEO ($)
Summary Compensation Table Total for PEOs	$2,245,573	$511,855	$-	$1,459,657
Stock Awards	(1,180,000)	-	-	(783,900)
Option Awards	(796,000)	-	-
Medical Benefits	(13,034)	(15,960)	-	(27,166)
Contribution to 401K Plan	3,538	1,381	-	6,854
Compensation actually paid	$260,077	$497,276	$-	$655,445

(5)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The Company’s non-PEO NEOs for each of fiscal 2023 and 2022 were John W. Morrison, Jr. and Jim Ison.
(6)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation

S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 4:

	Average for Non- PEO NEOs
	2023	2022
Adjustments:	PEO ($)	PEO ($)
Summary Compensation Table Total for Non-PEO NEOs	$594,960	$701,968
Stock Awards	(225,250)	(235,800)
Option Awards	-	-
Medical Benefits	(38,352)	(31,706)
Contribution to 401K Plan	9,193	11,394
Compensation actually paid	$340,551	$445,855

(7)
The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We not aware of any transactions or series of similar transactions, since January 1, 2022, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements with directors and executive officers, which are described where required under the section above titled “Executive Compensation.”

Executive Compensation and Employment Arrangements

Please see the section entitled “Executive Compensation” for information on compensation arrangements with our executive officers and agreements with our executive officers containing compensation and termination provisions, among others.

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers, and we maintain directors’ and officers’ liability insurance. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our amended and restated certificate of incorporation and our amended and restated bylaws, as amended, provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances.

Board Committees and Independence

Our board of directors has established three standing committees – audit and risk, compensation, and nominations and corporate governance – each of which operates under a charter that has been approved by our board of directors.

Policies and Procedures Regarding Related Party Transactions

Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit and risk committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

Interests of Certain Persons in Matters to be Acted Upon

Other than the election of directors and to the extent that they are granted awards under our 2017 Plan or entitled to compensation as our named executive officers, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this proxy statement.

DELINQUENT SECTION 16(A) REPORTS

Under Section 16(a) of the Exchange Act, directors, executive officers, and beneficial owners of 10% or more of our common stock, or reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our common stock. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2023, all executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements.

STOCKHOLDER PROPOSALS

Our amended and restated bylaws, as amended, establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notices must meet the requirements in our amended and restated bylaws, as amended, and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting in order to be included in our proxy statement. Therefore, to be presented at our 2025 annual meeting of stockholders, such a proposal must be received by us no earlier than January 15, 2025, and no later than February 14, 2025. However, if the date of the 2025 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, and otherwise comply with the requirements set forth in our amended and restated bylaws, as amended, or requirement of the Exchange Act, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws, as amended, which also specify requirements as to the form and content of a stockholder’s notice.

Furthermore, our amended and restated bylaws, as amended, and Rule 14a-19 of the Exchange Act establish advance notice procedures and certain other requirements that stockholder who wish to nominate directors for election at a stockholder meeting. In general, notices must meet the requirements in our amended and restated bylaws, as amended, and Rule 14a-19 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to ensure that stockholder nominees for election of directors will be included for election at our 2025 annual meeting of stockholders, such a proposal must be received by us no earlier than January 15, 2025, and no later than February 14, 2025. However, if the date of the 2025 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws, as amended, which also specify requirements as to the form and content of a stockholder’s notice. In addition to satisfying the requirements under our amended and restated bylaws, as amended, stockholders must comply with all of the additional requirements set forth in Rule 14a-19 of the Exchange Act.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2023, will be mailed to stockholders of record as of the Record Date on or about April 15, 2024, along with the proxy materials. Our Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material.

Any person who was a beneficial owner of our common stock on the Record Date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to One Stop Systems, Inc., 2235 Enterprise Street #110, Escondido, CA 92029, Attention: Corporate Secretary.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks, or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report. If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank, or other intermediary. You may also obtain a separate proxy statement or Annual Report without charge by sending a written request to One Stop Systems, Inc., 2235 Enterprise Street #110, Escondido, CA 92029, Attention: Corporate Secretary or by calling (760) 745-9883. We will promptly send additional copies of the proxy statement or Annual Report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or Annual report can request delivery of a single copy of the proxy statement or Annual Report by contacting their broker, bank or other intermediary or sending a written request to One Stop Systems, Inc. at the address above or by calling (760) 745-9883.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign, and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,
/s/ Michael Knowles
Michael Knowles
President, Chief Executive Officer and Director

April 15, 2024

OSS P.Q. BOX 8016, CARY, NC 275129903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting X One Stop Systems, Inc. Annual Meeting of Stockholders For Stockholders of record as of March 22, 2024 Wednesday, May 15, 2024 11:00 AM, Pacific Time You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS Internet: www.proxypush.com/OSS Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-430-8284 Use any touch-tone telephone • Have your Proxy Card ready Follow the simple recorded instructions Mail: YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:00 AM, Pacific Time, May 15, 2024. This proxy is being solicited on behalf of the Board of Directors Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/Oss The undersigned hereby appoints Michael Knowles and John Morrison (the "Named Proxes"), and each or either of them, as the true and lawful proxies and attomeys-in-fact of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of One Stop Systems, Inc. which the undersigned is entitled to vote at said meeting and any adjoumment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjoumment thereof, conferring authority upon such true and lawful proxies and attomeys-in-fact to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjoumment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and retum this card or submit your proxy through one of the other methods identified above. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright ©2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

OSS One Stop Systems, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN PROPOSAL 1, FOR EACH OF PROPOSALS 2, 3, 4 AND 5, AND FOR 3 YEARS AS TO PROPOSAL 6. PROPOSAL 1. To elect seven directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. 1.01 Kenneth Potashner 1.02 Mitchell Herbets 1.03 Mike Dumont 1.04 Joseph Manko, Jr. 1.05 Greg Matz 1.06 Gioia Messinger 1.07 Michael Knowles 2. The ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve an amendment to our 2017 Equity Incentive Plan, as amended to date (the "2017 Plan"), to increase in the number of shares of the Company's common stock authorized for issuance thereunder from 3,000,000 shares to 5,000,000 shares, pursuant to the terms and conditions of the 2017 Plan. 4. To approve, on a non-binding advisory basis, the compensation of our named executive officers. 5. To approve, on a non-binding advisory basis, the frequency of holding an advisory vote to approve the compensation of our named executive officers. 6. To approve the adjoumment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of the foregoing proposals. 7. To consider and act upon any other matters which may properly come before the Annual Meeting or any adjoumment or postponement thereof. YOUR VOTE BOARD OF DIRECTORS RECOMMENDS AGAINST ABSTAIN FOR FOR FOR FOR FOR FOR FOR பப FOR AGAINST ABSTAIN FOR FOR FOR ABSTAIN 3 YEARS Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should indude title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Wote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date FOR